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                                                                    EXHIBIT 10-3


              AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         RESOLVED FURTHER: That effective January 3, 1994, the GTE Service Corporation Supplemental Executive Retirement Plan ("Supplemental Plan") is amended by adding to the Supplemental Plan a new Article IX to read as set forth below. Article IX shall be deemed to be deleted and shall cease to be effective at the time and in the manner set forth in Section 3 of Article XXIII of the Service Corporation Plan.


ARTICLE IX.  Special Provisions Relating to Article XXIII of the Basic Pension
Plan

A. An EERP-Eligible Participant who Retires as a Special Retiree under the EERP pursuant to Article XXIII of the Basic Pension Plan shall be an "Employee" under Section E of Article II hereof. Such Employee's enhanced age and Accredited Service pursuant to Article XXIII of the Basic Pension Plan shall apply to the calculation of his Excess Pension and Supplemental Pension in the same manner as the enhanced age and Accredited Service apply under such Article XXIII and such Employee's Transition Annuity pursuant to such Article XXIII shall be considered part of such Employee's pension under the Basic Pension Plan for purposes of this Plan.

B.1. An Eligible Participant who Separates as a Special Separatee under the ISEP pursuant to Appendix B of Article XXIII of the Basic Pension Plan shall be an "Employee" under Section E of Article II hereof and shall be an eligible Employee under Article III hereof regardless of whether he is eligible to receive a Pension under the Basic Pension Plan. In determining an eligible Employee's Supplemental Pension or Excess Pension,

          a) the Employee's SEP Annuity pursuant to Article XXIII of the Basic Pension Plan shall not be treated as a pension paid by the Basic Pension Plan, and

          b) in the case of an Employee who is not eligible to receive a Pension under the Basic Pension Plan, any incentive or bonus payment, including any award under the Executive Incentive Plan or Unit Incentive Plan, shall not be included in Remuneration for purposes of determining the Employee's Supplemental Pension; provided that any such award under the Executive Incentive Plan or Unit Incentive Plan shall be taken into account in determining the Employee's ISEP Supplemental Annuity as provided in Section
                    B.2. of this Article IX.

  2. The Supplemental Pension of an Employee described in Section B.1. shall be increased by the ISEP Supplemental Annuity, which shall be equal to the greater of

          a)        an annuity equal to the excess of
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                    (1)        the actuarial equivalent of a fixed lump sum
                               amount equal to the lesser of (a) 1.2 multiplied by the Employee's SERP Modified Average Annual Compensation, or (b) the Employee's SERP Modified Average Annual Compensation multiplied by the sum of (i) 0.037 multiplied by the Employee's Accredited Service (not in excess of 10 years) and (ii) 0.047 multiplied by the Employee's Accredited Service (in excess of 10 years); over

                    (2)        the SEP Annuity under the Basic Pension Plan;

                    for purposes of this Section B.2., the Employee's SERP Modified Average Annual Compensation shall be calculated in the same manner as the Employee's Modified Average Annual Compensation is calculated under Article XXIII of the Basic Pension Plan except that the Employee's rate of compensation for any month shall be increased by the Employee's award for the month under the Executive Incentive Plan or Unit Incentive Plan, if any; the Employee's award for a month shall be determined by dividing the award, if any, that the Employee earns for the calendar year in which the month occurs by the number of months that the Employee worked during such calendar year; or

          b)        an annuity equal to the excess of

                    (1) the actuarial equivalent of a fixed lump sum amount equal to

                               (a)       the Employee's annual rate of
                                         compensation (determined by including
                                         only the types of remuneration
                                         included in determining Average Annual
                                         Compensation under the Basic Pension
                                         Plan) as of the day immediately
                                         preceding the Employee's Separation
                                         Date, as defined in Article XXIII of
                                         the Basic Pension Plan, plus the
                                         award, if any, that the Employee
                                         earned under the Executive Incentive
                                         Plan or the Unit Incentive Plan for
                                         the calendar year that ended on the
                                         most recent December 31st that
                                         preceded the Employee's Separation
                                         Date, multiplied by

                               (b) the Payment Ratio for the Employee's salary level; over

                    (2)        the SEP Annuity under the Basic Pension Plan.

          The Payment Ratio for each salary level shall be as follows:

                               Salary Level                  Payment Ratio
                               ------------                  -------------
                               under grade 10                     0
                               10-12                              1/2
                               13-15                              3/4
                               16 and above                       1

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          For purposes of this Section B.2., actuarial equivalence shall be determined in the same manner as it is determined for purposes of calculating the SEP Annuity under Article XXIII of the Basic Pension Plan.

C.1. An Eligible Participant who Separates as a Special Separatee under the ISEP pursuant to Appendix A of Article XXIII of the Basic Pension Plan shall be an "Employee" under Section E of Article II hereof and shall be an eligible Employee under Article III hereof regardless of whether he is eligible to receive a Pension under the Basic Pension Plan. In determining an eligible Employee's Supplemental Pension or Excess Pension,

          a) the Employee's SEP Annuity pursuant to Article XXIII of the Basic Pension Plan shall not be treated as a pension paid by the Basic Pension Plan, and

          b) in the case of an Employee who is not eligible to receive a Pension under the Basic Pension Plan, any incentive or bonus payment, including any award under the Executive Incentive Plan or Unit Incentive Plan, shall not be included in Remuneration for purposes of determining the Employee's Supplemental Pension.

  2. The Supplemental Pension of an Employee described in Section C.1. shall be increased by the ISEP Supplemental Annuity, which shall be equal to the greater of

          a)        an annuity equal to the excess of

                    (1) the actuarial equivalent of a fixed lump sum amount equal to the lesser of (a) 1.2 multiplied by the Employee's Modified Average Annual Compensation, or (b) the Employee's Modified Average Annual Compensation multiplied by the sum of (i) 0.037 multiplied by the Employee's Accredited Service (not in excess of 10 years) and (ii) 0.047 multiplied by the Employee's Accredited Service (in excess of 10 years); over

                    (2)        the SEP Annuity under the Basic Pension Plan; or

          b)        an annuity equal to the excess of

                    (1) the actuarial equivalent of a fixed lump sum amount equal to

                               (a)       the Employee's annual rate of
                                         compensation (determined by including
                                         only the types of remuneration
                                         included in determining Average Annual
                                         Compensation under the Basic Pension
                                         Plan) as of the day immediately
                                         preceding the Employee's Separation
                                         Date, as defined in Article XXIII of
                                         the Basic Pension Plan, multiplied by

                               (b) the Payment Ratio for the Employee's salary level; over


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                    (2)        the SEP Annuity under the Basic Pension Plan.
          For purposes of this Section C.2., the Payment Ratio and actuarial equivalence shall be determined in the same manner as they are determined under Section B.2.